UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2015

LYNDEN ENERGY CORP.

(Exact name of registrant as specified in its charter)

British Columbia	000-55301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1200
888 Dunsmuir Street
Vancouver, British Columbia	V6C 3K4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (604) 629-2991

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Board of Directors of Lynden Energy Corp. (“Lynden” or the “Company”) has scheduled the Company’s next annual general meeting of shareholders (the “Annual Meeting”) for Tuesday, December 1, 2015, at 11:00 a.m. Pacific Time in the boardroom at 595 Burrard Street, Suite 2900, Vancouver, BC. The Company is scheduling its annual general meeting in the second quarter of fiscal 2016 so that it may incorporate portions of the associated proxy statement by reference into its Annual Report on Form 10-K for the fiscal year ended June 30, 2015.

Because the date of the Annual Meeting is more than 30 days before the anniversary of the last annual general meeting of shareholders, in accordance with SEC Rule 14a-8 under the U.S. Securities Exchange Act of 1934 (the “Exchange Act”) a new deadline has been set for submission of proposals by shareholders intended to be included in the Company’s proxy statement and form of proxy. Shareholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to SEC Rule 14a-8 must ensure that their proposal is received by the Corporate Secretary at Lynden Energy Corp., 888 Dunsmuir Street, Suite 1200, Vancouver, BC V6C 3K4, by the close of business on September 30, 2015, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Rule 14a-8 proposals must also comply with the requirements of Rule 14a-8 and other applicable law in order to be eligible for inclusion in the proxy materials for the Annual Meeting. The September 30, 2015, deadline will also apply in determining whether notice of a shareholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under SEC Rule 14a-4(c).

Furthermore, as more specifically provided for in our articles, a shareholder making a nomination for election to our Board for our Annual Meeting must deliver proper notice to our Corporate Secretary at Lynden Energy Corp., 888 Dunsmuir Street, Suite 1200, Vancouver, BC V6C 3K4, not less than 30 nor more than 65 days prior to the date of the annual general meeting of shareholders. Therefore, a shareholder making a nomination for election must provide notice to our Corporate Secretary no later than November 1, 2015. For each individual that a shareholder proposes to nominate as a director, the shareholder must provide notice to our Corporate Secretary within the time limits described above and comply with the information requirements in our articles relating to shareholder nominations.

The record date for shareholders eligible to notice of, and to vote at, the Annual Meeting will be Friday, October 2, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYNDEN ENERGY CORP.

	By:	/s/ Colin Watt
Colin Watt
President, Chief Executive Officer, Corporate Secretary and Director
Dated: September 4, 2015